UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2011
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
McMoRan Exploration Co. (McMoRan) issued a press release dated July 19, 2011, announcing its Second-Quarter/Six-Month 2011 results (see exhibit 99.1) and presented slides on its web site that accompanied its July 19, 2011 conference call (see exhibit 99.2).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On July 19, 2011, McMoRan announced that C. Howard Murrish, Executive Vice President, elected to retire effective August 1, 2011. Mr. Murrish will continue to work for McMoRan in a consulting role.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
	By:	/s/ Nancy D. Parmelee
Nancy D. Parmelee
Date: July 20, 2011		Senior Vice President, Chief Financial Officer and Secretary (authorized signatory and Principal Financial Officer)

McMoRan Exploration Co.
Exhibit Index

Exhibit
Number

99.1	Press release dated July 19, 2011, titled “McMoRan Exploration Co. Reports Second-Quarter/Six-Month 2011 Results.”

99.2	Slides presented in conjunction with McMoRan’s Second-Quarter 2011 conference call conducted via the internet on July 19, 2011.